                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549

                                  Form 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

                                May 19, 1994
                      (Date of earliest event reported)


                           AMSOUTH BANCORPORATION
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
                          (State of Incorporation)



         1-7476                                                63-0591257
(Commission File Number)                                    (I.R.S. Employer
                                                          Identification Number)


            1400 AmSouth - Sonat Tower Birmingham, Alabama 35203
                       (Address of executive offices)



                               (205) 320-7151
            (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

     AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to present pro forma financial statements that give effect to the pending mergers and acquisitions as of March 31, 1994, described below.

Pending Mergers and Acquisitions as of  March 31, 1994

. On July 29, 1993, AmSouth signed an agreement to acquire Parkway Bank, which is headquartered in Fort Myers, Florida, and its parent company, Parkway Bancorp, Inc. ("Parkway"). These acquisitions were consummated on April 4, 1994. AmSouth issued approximately 629,000 shares of common stock, par value $1.00 per share ("AmSouth Common Stock") in exchange for the outstanding shares of Parkway. These acquisitions will be accounted for as a pooling-of-interests under generally accepted accounting principles ("GAAP").

. On August 3, 1993, AmSouth signed an agreement to acquire First Federal Savings Bank, Calhoun, Georgia ("Calhoun"), headquartered in Calhoun, Georgia. This acquisition was consummated on April 7, 1994. AmSouth issued approximately 442,000 shares of AmSouth Common Stock in exchange for the outstanding shares of Calhoun. The acquisition will be accounted for as a pooling-of-interests under GAAP.

. On August 9, 1993, AmSouth signed an agreement to acquire Citizens National Bank of Naples, which is headquartered in Naples, Florida, and its parent company, Citizens National Corporation ("Citizens"). These acquisitions were consummated on April 4, 1994. AmSouth issued approximately 1,604,000 shares of AmSouth Common Stock in exchange for the outstanding shares of Citizens. These acquisitions will be accounted for as a pooling-of-interests under GAAP.

. On September 12, 1993, AmSouth signed an agreement, which was amended on May 11, 1994, to acquire Fortune Bank, which is headquartered in Clearwater, Florida, and its parent company, Fortune Bancorp, Inc. ("Fortune"). Under the terms of the amended agreement, Fortune shareholders may make an election to receive either cash or AmSouth
     Common Stock based on a formula which takes into consideration AmSouth's stock price during a future pricing period. In addition to receiving cash or shares of AmSouth Common Stock, Fortune preferred shareholders will also receive $1.81 per Fortune preferred share in cash. Approximately one-half of Fortune's shares will be exchanged for cash and one-half for AmSouth Common Stock (plus $1.81 per Fortune preferred share in cash to each Fortune preferred shareholder), subject to adjustment based upon the average price per share of AmSouth Common Stock during a specified period, with AmSouth issuing approximately 4,507,000 shares of AmSouth Common Stock and approximately $145.8 million in cash. At March 31, 1994, Fortune had total consolidated assets of approximately $2.7 billion and total consolidated deposits of approximately $1.8 billion. The acquisition will be accounted for as a purchase under GAAP and is subject to approval by the Fortune shareholders at a meeting currently scheduled for May 23, 1994, and the fulfillment of certain other closing conditions. Regulatory approvals have been received. Assuming receipt of shareholder approval, the Fortune acquisition is currently expected to close on or about June 23, 1994.

. On March 9, 1994, AmSouth signed an agreement to acquire The Bank of Tampa, which is located in Tampa, Florida, and its parent company, The Tampa Banking Company ("Tampa"). At March 31, 1994, Tampa had total consolidated assets of approximately $213.0 million and total consolidated deposits of approximately $197.0 million. Under the terms of the agreement, AmSouth will issue 1.5592 shares of AmSouth Common Stock for each of the outstanding shares of Tampa common stock, subject to adjustment. At March 31, 1994, Tampa had approximately 626,000 shares of common stock outstanding. The acquisition will be accounted for as a pooling-of-interests under GAAP.

. On March 31, 1994, AmSouth signed an agreement to acquire Community Federal Savings Bank ("Community"), headquartered in Fort Oglethorpe, Georgia. At March 31, 1994, Community had total assets of approximately $103.0 million and total deposits of approximately $89.0 million. Under the terms of the agreement, AmSouth will pay $65.50 for each of the outstanding shares of Community common stock for a total purchase price of approximately $17.2 million. The acquisition will be accounted for as a purchase under GAAP.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

Listed below are the financial statements and pro forma financial information filed as part of this report.

(A)  Financial Statements of Business Acquired:

     None required.

(B)  Pro Forma Financial Information:

     The following unaudited pro forma combined condensed financial statements are attached.

          Unaudited Pro Forma Combined Condensed Statement of Condition as of March 31, 1994

          Unaudited Pro Forma Combined Condensed Statement of Earnings for the three months ended March 31, 1994 and the year ended December 31, 1993.


(C)  Exhibits:

     None

                  UNAUDITED PRO FORMA FINANCIAL INFORMATION


     The following unaudited pro forma combined condensed statement of condition as of March 31, 1994, gives effect to (i) the pending acquisitions of Parkway, Calhoun, Citizens, and Tampa by AmSouth, assuming such acquisitions are accounted for as poolings of interests, and (ii) the pending acquisitions of Fortune and Community, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on March 31, 1994.

    The following unaudited pro forma combined condensed statement of earnings for the three months ended March 31, 1994, gives effect to (i) the then pending acquisitions of Parkway, Calhoun, Citizens, and Tampa, assuming such acquisitions are accounted for as poolings of interests, and (ii) the then pending acquisitions of Fortune and Community, assuming that the acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1, 1993.

     The following unaudited pro forma combined condensed statement of earnings for the twelve months ended December 31, 1993, gives effect to (i) the then pending acquisitions of Orange Banking Corporation ("OBC"), FloridaBank, a Federal Savings Bank ("FloridaBank"), Parkway, Calhoun, Citizens, and Tampa, on a pooling-of-interests accounting basis, and (ii) the then pending acquisitions of Fortune and Community, and the December 9, 1993 acquisition of Mid-State Federal Savings Bank ("Mid-State Federal"), assuming that the acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1, 1993.

     The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operations which would actually have occurred if the transactions had been consummated in the past or which may be obtained in the future.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
MARCH 31, 1994
(In Thousands)

                                                                                          AMSOUTH &
                                                                                           FORTUNE
                                                                                          PRO FORMA
                                               AMSOUTH       FORTUNE     ADJUSTMENTS      COMBINED       PARKWAY     ADJUSTMENTS
                                             -----------   -----------   -----------     -----------   -----------   -----------
ASSETS
Cash and Due From Banks                      $   520,193   $    40,533   $     3,071 (C)     563,797   $     5,131   $       146 (E)

Federal Funds Sold and Securities
  Purchased Under Agreements to Resell            40,800        45,131             0          85,931         9,150             0
Trading Securities                               120,619                           0         120,619             0             0
Available-For-Sale Securities                    950,458       294,614             0       1,245,072             0             0
Held-To-Maturity Securities                    2,227,499       674,949         5,437 (B)   2,907,885        27,937             0

Mortgage Loans Held For Sale                     217,356       107,520             0         324,876             0             0
Loans, Net of Unearned Income                  8,562,769     1,405,226        (2,442)(A)   9,965,553        78,933             0

 Less Allowance for Loan Losses                  125,783        28,954             0         154,737         1,200             0
                                             -----------   -----------   -----------     -----------   -----------   -----------
  Net Loans                                    8,436,986     1,376,272        (2,442)      9,810,816        77,733             0
Premises and Equipment, Net                      240,945        36,495       (11,093)(B)     266,347         3,094             0

Other Real Estate Owned                           21,720         6,980             0          28,700         1,990             0
Intangible Assets                                131,567        13,154       (13,154)(A)     264,246             0             0
                                                                             132,679 (D)
Mortgage Servicing Rights                         33,039        24,880           614 (B)      58,533             0             0
Other Assets                                     246,207        60,724        (1,622)(A)     305,309         2,242             0
                                             -----------   -----------   -----------     -----------   -----------   -----------
                                             $13,187,389   $ 2,681,252   $   113,490      15,982,131   $   127,277   $       146
                                             ===========   ===========   ===========     ===========   ===========   ===========

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing Liabilities:
 Deposits                                    $10,005,960  $  1,766,843        16,143 (B) $11,788,946   $   116,915    $        0
 Federal Funds Purchased and Securities                                                                          0
  Sold Under Agreements to Repurchase          1,094,365       390,500             0       1,484,865             0             0
 Other Borrowed Funds                            534,090        17,000             0         551,090             0             0
 Long-Term Debt                                  160,757       218,000         2,932 (B)     527,508             0             0
                                                                             145,819 (D)
                                             -----------   -----------   -----------     -----------   -----------   -----------
  Total Deposits and Interest-
   Bearing Liabilities                        11,795,172     2,392,343       164,894      14,352,409       116,915             0
Other Liabilities                                246,959       107,639         1,000 (A)     357,705         1,166             0
                                                                               5,900 (A)
                                                                              (2,789)(A)
                                                                              12,090 (B)
                                                                             (13,094)(B)
                                             -----------   -----------   -----------     -----------   -----------   -----------
    Total Liabilities                         12,042,131     2,499,982       168,001      14,710,114       118,081             0

Shareholders' Equity:

  Preferred Stock                                      0            14           (14)(D)           0             0             0

  Common Stock                                    53,250            64           (66)(D)      57,757            12             1 (E)
                                                                                   2 (C)                                     (13)(F)
                                                                               4,507 (D)                                     629 (F)
  Capital Surplus                                463,934       127,965      (131,034)(D)     586,186         6,329           145 (E)
                                                                               3,069 (C)                                    (616)(F)
                                                                             122,252 (D)

  Retained Earnings                              661,893        55,405       (21,329)(A)     661,893         2,855             0
                                                                             (23,113)(B)
                                                                             (10,963)(D)
  Cost of Common Stock in Treasury               (24,173)            0             0         (24,173)            0             0
  Deferred Compensation on Restricted Stock       (4,539)            0             0          (4,539)            0             0
  Unrealized Losses on Available-for-Sale
   Securities                                     (5,107)       (2,178)        2,178 (D)      (5,107)            0             0
                                             -----------   -----------   -----------     -----------   -----------   -----------
   Total Shareholders' Equity                  1,145,258       181,270       (54,511)      1,272,017   $     9,196           146
                                             -----------   -----------   -----------     -----------   -----------   -----------
                                             $13,187,389     2,681,252   $   113,490     $15,982,131       127,277   $       146
                                             ===========   ===========   ===========     ===========   ===========   ===========
                                                                                          AMSOUTH,
                                               AMSOUTH,                                   FORTUNE,
                                               FORTUNE,                                  PARKWAY &
                                              & PARKWAY                                   CALHOUN
                                              PRO FORMA                                  PRO FORMA
                                              COMBINED       CALHOUN     ADJUSTMENTS     COMBINED**
                                             -----------   -----------   -----------     -----------
ASSETS
Cash and Due From Banks                      $   569,074   $     2,088   $         0     $   571,162
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell            95,081         2,916             0          97,997
Trading Securities                               120,619             0             0         120,619
Available-For-Sale Securities                  1,245,072             0             0       1,245,072
Held-To-Maturity Securities                    2,935,822        15,174             0       2,950,996

Mortgage Loans Held For Sale                     324,876            52             0         324,928
Loans, Net of Unearned Income                 10,044,486        49,812             0      10,094,298

 Less Allowance for Loan Losses                  155,937           398             0         156,335
                                             -----------   -----------   -----------     -----------
  Net Loans                                    9,888,549        49,414             0       9,937,963
Premises and Equipment, Net                      269,441         1,180             0         270,621

Other Real Estate Owned                           30,690             0             0          30,690
Intangible Assets                                264,246             0             0         264,246

Mortgage Servicing Rights                         58,533             0             0          58,533
Other Assets                                     307,551           741             0         308,292
                                             -----------   -----------   -----------     -----------
                                             $16,109,554   $    71,565   $         0     $16,181,119
                                             ===========   ===========   ===========     ===========

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing Liabilities:
 Deposits                                    $11,905,861   $    59,183   $         0     $11,965,044
 Federal Funds Purchased and Securities
  Sold Under Agreements to Repurchase          1,484,865             0             0       1,484,865
 Other Borrowed Funds                            551,090             0             0         551,090
 Long-Term Debt                                  527,508             0             0         527,508
                                             -----------   -----------   -----------     -----------
  Total Deposits and Interest-                14,469,324        59,183             0      14,528,507
   Bearing Liabilities
Other Liabilities                                358,871         1,731             0         360,602
                                             -----------   -----------   -----------     -----------
    Total Liabilities                         14,828,195        60,914             0      14,889,109

Shareholders' Equity:

  Preferred Stock                                      0             0             0               0

  Common Stock                                    58,386             4            (4)(G)      58,828
                                                                                 442 (G)
  Capital Surplus                                592,044         4,201          (438)(G)     595,807

  Retained Earnings                              664,748         6,446             0         671,194

  Cost of Common Stock in Treasury               (24,173)            0             0         (24,173)
  Deferred Compensation on Restricted Stock       (4,539)            0             0          (4,539)
  Unrealized Losses on Available-for-Sale         (5,107)            0             0          (5,107)
   Securities                                -----------   -----------   -----------     -----------
   Total Shareholders' Equity                  1,281,359        10,651             0       1,292,010
                                             -----------   -----------   -----------     -----------
                                             $16,109,554   $    71,565   $         0     $16,181,119
                                             ===========   ===========   ===========     ===========

**  Continued on next page

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Condition.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
MARCH 31, 1994
(In Thousands)

                                                                                          AMSOUTH,
                                              AMSOUTH,                                    FORTUNE,
                                              FORTUNE,                                    PARKWAY,
                                             PARKWAY &                                    CALHOUN &
                                              CALHOUN                                     CITIZENS
                                             PRO FORMA                                    PRO FORMA
                                             COMBINED**     CITIZENS     ADJUSTMENTS      COMBINED        TAMPA      ADJUSTMENTS
                                             -----------   -----------   -----------     -----------   -----------   -----------
ASSETS
Cash and Due From Banks                      $   571,162   $    12,173   $       646 (H) $   583,981   $    13,021   $         0
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell            97,997        21,895             0         119,892        11,823             0
Trading Securities                               120,619             0             0         120,619             0             0
Available-For-Sale Securities                  1,245,072         4,775             0       1,249,847             0             0
Held-To-Maturity Securities                    2,950,996        45,257             0       2,996,253        60,478             0

Mortgage Loans Held For Sale                     324,928           375             0         325,303             0             0
Loans, Net of Unearned Income                 10,094,298       221,966             0      10,316,264       118,619             0
 Less Allowance for Loan Losses                  156,335         3,107             0         159,442         2,337             0
                                             -----------   -----------   -----------     -----------   -----------   -----------
  Net Loans                                    9,937,963       218,859             0      10,156,822       116,282             0
Premises and Equipment, Net                      270,621         4,878             0         275,499         4,701             0

Other Real Estate Owned                           30,690         1,613             0          32,303         2,527             0
Intangible Assets                                264,246             0             0         264,246             0             0

Mortgage Servicing Rights                         58,533             0             0          58,533             0             0
Other Assets                                     308,292         3,062             0         311,354         3,759             0
                                             -----------   -----------   -----------     -----------   -----------   -----------
                                             $16,181,119   $   312,887   $       646     $16,494,652   $   212,591   $         0
                                             ===========   ===========   ===========     ===========   ===========   ===========

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing Liabilities:
 Deposits                                    $11,965,044   $   282,857   $         0     $12,247,901   $   197,043   $         0
 Federal Funds Purchased and Securities
  Sold Under Agreements to Repurchase          1,484,865           406             0       1,485,271             0             0
 Other Borrowed Funds                            551,090         1,000             0         552,090         1,980             0
 Long-Term Debt                                  527,508        10,000             0         537,508             0             0
                                             -----------   -----------   -----------     -----------   -----------   -----------

  Total Deposits and Interest-
   Bearing Liabilities                        14,528,507       294,263             0      14,822,770      199,023              0
Other Liabilities                                360,602         1,788             0         362,390          803              0

                                             -----------   -----------   -----------     -----------   -----------   -----------
    Total Liabilities                         14,889,109       296,051             0      15,185,160       199,826             0

Shareholders' Equity:

  Preferred Stock                                      0             0             0               0             0             0

  Common Stock                                    58,828            42             2 (H)      60,432            63           (63)(J)

                                                                                 (44)(I)                                     979 (J)

                                                                               1,604 (I)
  Capital Surplus                                595,807        11,337           644 (H)     606,228         7,352          (916)(J)

                                                                              (1,560)(I)

  Retained Earnings                              671,194         5,457             0         676,651         5,350


  Cost of Common Stock in Treasury               (24,173)            0             0         (24,173)            0             0
  Deferred Compensation on Restricted Stock       (4,539)            0             0          (4,539)            0             0
  Unrealized Losses on Available-for-Sale
   Securities                                     (5,107)            0             0          (5,107)            0             0
                                             -----------   -----------   -----------     -----------   -----------   -----------
   Total Shareholders' Equity                  1,292,010        16,836           646       1,309,492        12,765             0
                                             -----------   -----------   -----------     -----------   -----------   -----------
                                             $16,181,119   $   312,887   $       646     $16,494,652   $   212,591   $         0
                                             ===========   ===========   ===========     ===========   ===========   ===========
                                              AMSOUTH,
                                              FORTUNE,
                                              PARKWAY,
                                              CALHOUN,
                                             CITIZENS &
                                               TAMPA                                        TOTAL
                                              PRO FORMA                                   PRO FORMA
                                              COMBINED      COMMUNITY    ADJUSTMENTS      COMBINED
                                             -----------   -----------   -----------     -----------
ASSETS
Cash and Due From Banks                       $  597,002   $     4,652   $         0     $   601,654
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell           131,715             0             0         131,715
Trading Securities                               120,619             0             0         120,619
Available-For-Sale Securities                  1,249,847             0       (17,069)(M)   1,232,778
Held-To-Maturity Securities                    3,056,731         1,412            11 (L)   3,058,154

Mortgage Loans Held For Sale                     325,303             0             0         325,303
Loans, Net of Unearned Income                 10,434,883        93,752           456 (K)  10,529,908
                                                                                 817 (L)
 Less Allowance for Loan Losses                  161,779           726             0         162,505
                                             -----------   -----------   -----------     -----------
  Net Loans                                   10,273,104        93,026         1,273      10,367,403
Premises and Equipment, Net                      280,200         1,644             0         281,844

Other Real Estate Owned                           34,830             0             0          34,830
Intangible Assets                                264,246             0         7,954 (M)     272,200

Mortgage Servicing Rights                         58,533             0           100 (L)      58,633
Other Assets                                     315,113         1,820           (56)(K)     316,877
                                             -----------   -----------   -----------     -----------
                                             $16,707,243   $   102,554   $    (7,787)    $16,802,010
                                             ===========   ===========   ===========     ===========

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing Liabilities:
 Deposits                                    $12,444,944    $   88,655   $       754 (L) $12,534,353
 Federal Funds Purchased and Securities
  Sold Under Agreements to Repurchase          1,485,271             0             0       1,485,271
 Other Borrowed Funds                            554,070         3,000             0         557,070
 Long-Term Debt                                  537,508             0             0         537,508

                                             -----------   -----------   -----------     -----------

  Total Deposits and Interest-
   Bearing Liabilities                        15,021,793        91,655           754      15,114,202
Other Liabilities                                363,193         1,088           441 (K)     365,551
                                                                                 152 (K)
                                                                                 887 (L)
                                                                                (210)(L)

                                             -----------   -----------   -----------     -----------
    Total Liabilities                         15,384,986        92,743         2,024      15,479,753

Shareholders' Equity:

  Preferred Stock                                      0             0             0               0

  Common Stock                                    61,411           249          (249)(M)      61,411


  Capital Surplus                                612,664         2,039        (2,039)(M)     612,664



  Retained Earnings                              682,001         7,523          (193)(K)     682,001
                                                                                (503)(L)
                                                                              (6,827)(M)

  Cost of Common Stock in Treasury               (24,173)            0             0         (24,173)
  Deferred Compensation on Restricted Stock       (4,539)            0             0          (4,539)
  Unrealized Losses on Available-for-Sale
   Securities                                     (5,107)            0             0          (5,107)
                                             -----------   -----------   -----------     -----------
   Total Shareholders' Equity                  1,322,257         9,811        (9,811)      1,322,257
                                             -----------   -----------   -----------     -----------
                                             $16,707,243   $   102,554   $    (7,787)    $16,802,010
                                             ===========   ===========   ===========     ===========

** Continued from prior page

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Condition.

    AMSOUTH BANCORPORATION
    NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION MARCH 31, 1994
    (In Thousands Except Share Amounts)


(A) The following pro forma adjustments are necessary to record the transactions for Fortune:

    (1) To eliminate goodwill                                        $  (9,877)

    (2) To eliminate core deposit intangible                            (3,277)

    (3) To establish income tax liability                               (1,000)

    (4) To recapture a tax bad debt reserve as a result of the reversal of a special deduction for bad debts allowed
        for certain savings and loan associations that is not
        available to commercial banks                                   (5,900)

    (5) To write off prepaid expenses                                   (1,622)

    (6) To eliminate deferred loan costs-FASB 91                        (2,442)

    (7) To establish deferred taxes on applicable items above
        assuming a 38% tax rate                                          2,789
                                                                     ---------
                                                                     $ (21,329)
                                                                     =========


(B) These amounts reflect purchase accounting adjustments of the book value of the assets and liabilities of Fortune estimated at fair values. Current market values of investment securities were determined using publicly quoted prices. Certain long-term fixed rate loans and deposits were valued based on prevailing market interest rates. The final purchase accounting adjustments may vary to the extent that the market values of the assets and liabilities change.

                                                                     Fortune
                                                                   -----------
    Cost of acquisition:
      Stock consideration                                          $   126,759
      Cash consideration                                               145,819
                                                                   -----------
                                                                       272,578
    Estimated acquisition costs                                         12,090
                                                                   -----------
                                                                   $   284,668
                                                                   ===========
    Net assets acquired:
      Shareholders' equity                                         $   181,270
      Shareholders' equity adjustments from Note C                       3,071
    Adjustments from Note A                                            (21,329)
    Fair value adjustments:
      Held-to-maturity securities                            5,437
      Fixed assets-buildings and land                      (11,093)
      Purchased mortgage servicing rights                      614
      Deposits                                             (16,143)
      Other borrowings                                      (2,932)
                                                       -----------
                                                                       (24,117)
    Deferred taxes at 38% on applicable items                           13,094
    Cost in excess of fair value of net assets acquired                132,679
                                                                   -----------
                                                                   $   284,668
                                                                   ===========

    The fair market value of the loans is approximately equal to the book value; therefore, no fair value adjustment is necessary.

    Deferred taxes are established on the net difference between the fair value adjustments and the deductible portion of the estimated acquisition costs.

(C) Fortune stock options which are exercisable prior to the merger are assumed to be exercised before the merger as follows:

    Number of Fortune options outstanding                 164,979
    Average exercise price per share                       18.615
                                                      -----------
    Proceeds from exercise                            $     3,071
                                                      ===========

    The impact upon Fortune's statement of condition as a result of the exercise will be the issuance of 164,979 shares of $0.01 par value common stock with a resulting $2 increase in common stock, a $3,069 increase in capital surplus and a $3,071 increase in cash.

    If the outstanding Fortune stock options are not exercised prior to the merger, AmSouth has the option, on a case by case basis, to convert the options into either (1) an option to purchase, on the same terms as the Fortune common stock, shares of AmSouth Common Stock in an amount and at a price appropriately adjusted to reflect the per share consideration received by holders of Fortune common stock; or (2) cash in an amount equal to the difference between (a) the per share consideration to be received by holders of Fortune common stock in the merger and (b) the exercise price of such option. The assumption that all of the Fortune stock options will be exercised before the merger represents the most dilutive outcome. If either option (1) or option (2) discussed above were to occur, the pro forma combined condensed statement of condition and statement of earnings would not be materially different from that reported.

(D) In connection with the acquistion, each common and preferred shareholder of Fortune may make an election to receive either cash or AmSouth Common Stock based on a formula which takes into consideration AmSouth's stock price during a future pricing period. In addition to receiving cash or shares of AmSouth Common Stock, Fortune preferred shareholders will also receive $1.81 per Fortune preferred share in cash. Approximately one-half of Fortune's shares will be exchanged for cash and one-half for AmSouth Common Stock (plus $1.81 per Fortune preferred share in cash to each Fortune preferred shareholder), subject to adjustment based upon the average price per share of AmSouth Common Stock, with AmSouth issuing approximately 4,507,000 shares and approximately $145.8 million in cash. The cash consideration is assumed to be funded by AmSouth's issuance of $145,819 of long-term debt at an assumed interest rate of 7.5%.

    Based upon an average price per share of AmSouth Common Stock of $28.125, approximately 4,507,000 shares of AmSouth Common Stock will be issued with a resulting $4,507 increase to common stock and a $122,252 increase in capital surplus. The remaining capital of Fortune, after all fair value adjustments and accounting adjustments will be eliminated.

(E) Certain Parkway stock options which are exercisable prior to the merger are assumed to be exercised before the merger resulting in the issuance of approximately 118,000 shares of Parkway common stock and the receipt of $146. The impact upon Parkway's statement of condition as a result of the exercise will be the issuance of approximately 118,000 shares of $0.01 par value common stock with a resulting $1 increase in common stock, a $145 increase in capital surplus and a $146 increase in cash.

(F) Upon consummation of the merger with Parkway, each share of Parkway common stock was converted into 0.4886 of a share of AmSouth Common Stock. The Parkway transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of Parkway. The unaudited pro forma financial statements have been prepared to reflect that AmSouth issued in the aggregate approximately 629,000 shares of AmSouth Common Stock to the shareholders of Parkway. A reclassification from capital surplus to common stock results from the issuance of the shares.

(G) Upon consummation of the merger with Calhoun, each share of Calhoun common stock was converted into 0.9991 of a share of AmSouth Common Stock. The Calhoun transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of Calhoun. The unaudited pro forma financial statements have been prepared to reflect that AmSouth issued in the aggregate approximately 442,000 shares of AmSouth Common Stock to the shareholders of Calhoun. A reclassification from capital surplus to common stock results from the issuance of the shares.

(H) Certain Citizen stock options which are exercisable prior to the merger are assumed to be exercised before the merger resulting in the issuance of approximately 208,000 shares of Citizen common stock and the receipt of $646. The impact upon Citizen's statement of condition as a result of the exercise will be the issuance of approximately 208,000 shares of $0.01 par value common stock with a resulting $2 increase in common stock, a $644 increase in capital surplus and a $646 increase in cash.

(I) Upon consummation of the merger with Citizens, each share of Citizens common stock was converted into 0.3609 of a share of AmSouth Common Stock. The Citizens transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of Citizens. The unaudited pro forma financial statements have been prepared to reflect that AmSouth issued in the aggregate approximately 1,604,000 shares of AmSouth Common Stock to the shareholders of Citizens. A reclassification from capital surplus to common stock results from the issuance of the shares.

(J) Upon consummation of the merger with Tampa, each share of Tampa common stock will be converted into 1.5592 shares of AmSouth Common Stock. The Tampa transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of Tampa. The unaudited pro forma financial statements have been prepared assuming that AmSouth will issue in the aggregate approximately 979,000 (1.5592 X 627,907) shares of AmSouth Common Stock to the shareholders of Tampa. A reclassification from capital surplus to common stock results from the issuance of the shares.

(K) The following pro forma adjustments are necessary to record the transactions for Community:

   (1) To recapture a tax bad debt reserve as a result of the reversal of a special deduction for bad debts allowed for
       certain savings and loan associations that is not
       available  to commercial banks                                      (441)

   (2) To write off miscellaneous assets                                    (56)

   (3) To eliminate deferred loan fees-FASB 91                              456

   (4) To establish deferred taxes on applicable items above
       assuming a 38% tax rate                                             (152)
                                                                      ---------
                                                                      $    (193)
                                                                      =========

(L) These amounts reflect purchase accounting adjustments of the book value of the assets and liabilities of Community estimated at fair values. Current market values of investment securities were determined using publicly quoted prices. Certain long-term fixed rate loans and deposits were valued based on prevailing market interest rates. The final purchase accounting adjustments may vary to the extent that the market values of the assets and liabilities change.

                                                                    Community
                                                                   -----------
    Cost of acquisition:
      Cash consideration                                           $    17,069
      Estimated acquisition costs                                          887
                                                                   -----------
                                                                   $    17,956
                                                                   ===========
    Net assets acquired:
    Shareholders' equity                                           $     9,811
    Adjustments from Note K                                               (193)
    Fair value adjustments:
      Loans                                                    817
      Held-to-maturity securities                               11
      Purchased mortgage servicing rights                      100
      Deposits                                                (754)
                                                       -----------
                                                                           174
    Deferred taxes at 38% on applicable items                              210
    Cost in excess of fair value of net assets acquired                  7,954
                                                                   -----------
                                                                   $    17,956
                                                                   ===========

    The fair market values of the fixed assets and the Federal Home Loan Bank advances are approximately equal to the book value: therefore, no fair value adjustments are necessary.

    Deferred taxes are established on the net difference between the fair value adjustments and the deductible portion of the estimated acquisition costs.

(M) AmSouth is purchasing all of the outstanding shares of Community for a total cash purchase price of $17,069. There is no impact on AmSouth's shareholders' equity, with all of the Community shareholders' equity being eliminated and no new shares of AmSouth being issued.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
THREE MONTHS ENDED MARCH 31, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Data)

THREE MONTHS ENDED MARCH 31, 1994



                                                                                                                         AMSOUTH,
                                                                                             AMSOUTH,                    FORTUNE,
                                                           AMSOUTH &                         FORTUNE,                    PARKWAY &
                                                           FORTUNE                           & PARKWAY                   CALHOUN
                                                 ADJUST-   PRO FORMA              ADJUST-    PRO FORMA          ADJUST-  PRO FORMA
                            AMSOUTH   FORTUNE    MENTS     COMBINED    PARKWAY    MENTS      COMBINED  CALHOUN  MENTS    COMBINED**
                            -------   -------    -------   --------    -------    ------     --------  -------  ------   --------
Revenue from Earning Assets $211,793  $39,011  $  (136)(F) $250,668    $ 2,007    $   0      $252,675   $1,336   $    0  $254,011
Interest Expense              82,629   20,932    2,734 (E)  104,975        858        0       105,833      476        0   106,309
                                                (1,320)(F)
                            --------  -------   ------     --------    -------    -----      --------   ------   ------  --------
Gross Interest Margin        129,164   18,079   (1,550)     145,693      1,149        0       146,842      860        0   147,702
Provision for Loan Losses      1,042    4,920        0        5,962        688        0         6,650        0        0     6,650
                            --------  -------   ------     --------    -------    -----      --------   ------   ------  --------
Net Interest Margin          128,122   13,159   (1,550)     139,731        461        0       140,192      860        0   141,052
Noninterest Revenues          47,955    2,102        0       50,057        219        0        50,276       55        0    50,331
Noninterest Expenses         114,324   14,078    1,556 (F)  129,958      1,527        0       131,485    1,047        0   132,532
                            --------  -------   ------     --------    -------    -----      --------   ------   ------  --------
Income (Loss) Before
 Applicable Taxes             61,753    1,183   (3,106)      59,830       (847)       0        58,983     (132)       0    58,851
Applicable Income Taxes       20,473      676   (1,039)(E)   20,599       (296)       0        20,303      840        0    21,143
                                                   489 (F)
                            --------  -------   ------     --------    -------    -----      --------   ------   ------  --------
    Net Income              $ 41,280  $   507  $(2,556)    $ 39,231    $  (551)   $   0      $ 38,680   $ (972)  $    0  $ 37,708
                            ========  =======   ======     ========    =======    =====      ========   ======   ======  ========
Earnings Per Common Share   $   0.80
                            ========
Average Common Shares
Outstanding                   51,656
                            ========



                                                                                                                          AMSOUTH,
TWELVE MONTHS ENDED DECEMBER 31, 1993                                                           AMSOUTH,                  MID-STATE
                                                              AMSOUTH &                         MID-STATE                 FEDERAL,
                                                              MID-STATE                         FEDERAL &                 FORTUNE &
                                                              FEDERAL                           FORTUNE                   OBC
                                       MID-STATE     ADJUST-  PRO FORMA               ADJUST-   PRO FORMA         ADJUST- PRO FORMA
                             AMSOUTH   FEDERAL(A)    MENTS    COMBINED   FORTUNE(C)   MENTS     COMBINED   OBC    MENTS   COMBINED**

                             -------   ---------     ------   ---------  ---------    ------    ---------  -----  ------  ---------
Revenue from Earning Assets  $776,961  $55,074    $(3,417)(B) $828,618  $162,836   $  (544)(F)  $990,910  $25,495  $  0   $1,016,405
Interest Expense              314,884   28,324     (2,418)(B)  340,790    93,291    (1,704)(D)   436,466    6,383     0      442,849
                                                                                    10,936 (E)
                                                                                    (6,847)(F)
                             --------  -------     -------    --------  --------   -------      --------  -------  ----   ----------

Gross Interest Margin         462,077   26,750       (999)     487,828    69,545    (2,929)      554,444   19,112     0      573,556
Provision for Loan Losses      18,980    2,937          0       21,917    17,691         0        39,608    6,400     0       46,008
                             --------  -------     -------    --------  --------   -------      --------  -------  ----   ----------

Net Interest Margin           443,097   23,813       (999)     465,911    51,854    (2,929)      514,836   12,712     0      527,548
Noninterest Revenues          194,361    7,679          0      202,040     3,146         0       205,186    6,390     0      211,576
Noninterest Expenses          420,087   17,708      1,962(B)   439,757    57,009     6,254(F)    503,020   19,386     0      522,406
                             --------  -------     -------    --------  --------   -------      --------  -------  ----   ----------

Income Before Applicable
 Taxes                        217,371   13,784     (2,961)     228,194    (2,009)   (9,183)      217,002     (284)    0      216,718
Applicable Income Taxes        71,144    5,880       (448)(B)   76,576    (3,673)      648 (D)    71,934       45     0       71,979
                                                                                    (4,156)(E)
                                                                                     2,539 (F)
                             --------  -------     -------    --------  --------   -------      --------  -------  ----   ----------
  Net Income                 $146,227  $ 7,904   $ (2,513)    $151,618   $ 1,664   $(8,214)   $  145,068   $ (329) $  0     $144,739
                             ========  =======     =======    ========   =======   =======      ========  =======  ====   ==========

Earnings Per Common Share       $3.10
                             ========
Average Common Shares
Outstanding                    47,153
                             ========


**  Continued on next page

    See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
THREE MONTHS ENDED MARCH 31, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Data)

THREE MONTHS ENDED MARCH 31, 1994

                                                                                            AMSOUTH,
                                                                AMSOUTH,                    FORTUNE,
                                AMSOUTH,                        FORTUNE,                    PARKWAY,
                                FORTUNE,                        PARKWAY,                    CALHOUN,
                                PARKWAY &                       CALHOUN &                   CITIZENS &                      TOTAL
                                CALHOUN                         CITIZENS                    TAMPA                           PRO
                                PRO FORMA             ADJUST-   PRO FORMA          ADJUST-  PRO FORMA             ADJUST-   FORMA
                                COMBINED**  CITIZENS  MENTS     COMBINED   TAMPA   MENTS    COMBINED  COMMUNITY   MENTS     COMBINED

                                ----------  --------  ------    ---------  -----   ------   --------- ---------   ------    --------

Revenue from Earning Assets     $254,011    $ 5,072   $    0    $259,083   $ 3,242   $ 0    $262,325  $  2,007  $ (33)(I)  $ 264,299
Interest Expense                 106,309      2,000        0     108,309       907     0     109,216       873    (50)(I)    110,039

                                --------    -------   ------    --------  --------   ---    --------  --------  --------   ---------

Gross Interest Margin            147,702      3,072        0     150,774     2,335     0     153,109     1,134     17        154,260
Provision for Loan Losses          6,650        477        0       7,127       150     0       7,277        10      0          7,287
                                --------    -------   ------    --------  --------   ---    --------  --------  --------   ---------

Net Interest Margin              141,052      2,595        0     143,647     2,185     0     145,832     1,124     17        146,973
Noninterest Revenues              50,331        237        0      50,568       505     0      51,073       112      0         51,185
Noninterest Expenses             132,532      3,765        0     136,297     2,083     0     138,380       660    105(I)     139,145
                                --------    -------   ------    --------  --------   ---    --------  --------  --------   ---------

Income Before Applicable
 Taxes                            58,851       (933)       0      57,918       607     0      58,525       576    (88)        59,013
Applicable Income Taxes           21,143       (151)       0      20,992       225     0      21,217       219      4(I)      21,440

                                --------    -------   ------    --------  --------   ---    --------  --------  --------   ---------

                                $ 37,708    $  (782)  $    0    $ 36,926   $   382   $ 0    $ 37,308  $    357  $ (92)     $  37,573
                                ========    =======   ======    ========  ========   ===    ========  ========  ========   =========

Earnings Per Common Share                                                                                                  $    0.63

                                                                                                                          =========
Average Common Shares Outstanding                                                                                             59,817
                                                                                                                           =========


TWELVE MONTHS ENDED DECEMBER 31, 1993


                                                                                                                        AMSOUTH,
                                                                                       AMSOUTH,                         MID-STATE
                                                       AMSOUTH,                        MID-STATE                        FEDERAL,
                      AMSOUTH,                         MID-STATE                       FEDERAL,                         FORTUNE,
                      MID-STATE                        FEDERAL,                        FORTUNE,                         OBC,
                      FEDERAL,                         FORTUNE,                        OBC,                             FLORIDABANK,
                      FORTUNE &                        OBC &                           FLORIDABANK                      PARKWAY &
                      OBC                              FLORIDABANK                     & PARKWAY                        CALHOUN
                      PRO FORMA    FLORIDA   ADJUST-   PRO FORMA             ADJUST-   PRO FORMA              ADJUST-   PRO FORMA
                      COMBINED**   BANK      MENTS     COMBINED**   PARKWAY  MENTS     COMBINED   CALHOUN(H)  MENTS     COMBINED***
                      ----------   -------   ------    ----------   -------  ------    ---------  -------     ------    -----------
Revenue from Earning
 Assets               $1,016,405   17,177    $  0      $ 1,033,582  $  8,425  $  0     $1,042,007  $5,284     $   0     $1,047,291
Interest Expense         442,849    9,806       0          452,655     3,791  (118)(G)    456,328   2,107         0        458,435

                       ---------   ------     ---        ---------   -------   ---      ---------   -----      ----      ---------

Gross Interest Margin    573,556    7,371       0          580,927     4,634   118        585,679   3,177         0        588,856
Provision for Loan
 Losses                   46,008      445       0           46,453       319     0         46,772     119         0         46,891
                       ---------   ------     ---        ---------   -------   ---      ---------   -----      ----      ---------
Net Interest Margin      527,548    6,926       0          534,474     4,315   118        538,907   3,058         0        541,965
Noninterest Revenues     211,576    2,008       0          213,584     1,566     0        215,150     535         0        215,685
Noninterest Expenses     522,406   10,239       0          532,645     4,220     0        536,865   1,678         0        538,543
                       ---------   ------     ---        ---------   -------   ---      ---------   -----      ----      ---------
Income Before
 Applicable Taxes        216,718   (1,305)      0          215,413     1,661   118        217,192   1,915         0        219,107
Applicable Income Taxes   71,979     (304)      0           71,675       631    45(G)      72,351     692         0         73,043

                       ---------   ------     ---        ---------   -------   ---      ---------   -----      ----      ---------
                      $  144,739   (1,001)   $  0      $   143,738  $  1,030  $ 73     $  144,841  $1,223     $   0     $  146,064
                       =========   ======     ===        =========   =======   ===      =========   =====      ====      =========

 **    Continued from prior page
 ***   Continued to next page

 See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
THREE MONTHS ENDED MARCH 31, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Data)






TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                                                      AMSOUTH,
                                                        AMSOUTH,                      MID-STATE
                       AMSOUTH,                         MID-STATE                     FEDERAL,
                       MID-STATE                        FEDERAL,                      FORTUNE,
                       FEDERAL,                         FORTUNE,                      OBC,
                       FORTUNE,                         OBC,                          FLORIDABANK,
                       OBC,                             FLORIDABANK,                  PARKWAY,
                       FLORIDABANK,                     PARKWAY,                      CALHOUN,
                       PARKWAY &                        CALHOUN &                     CITIZENS &
                       CALHOUN                          CITIZENS                      TAMPA                           TOTAL
                       PRO FORMA              ADJUST-   PRO FORMA           ADJUST-   PRO FORMA             ADJUST-   PRO FORMA
                       COMBINED***  CITIZENS  MENTS     COMBINED    TAMPA   MENTS     COMBINED  COMMUNITY   MENTS     COMBINED
                       -----------  --------  ------    ---------   -----   ------    --------- ---------   ------    ---------
Revenue from Earning
 Assets                $1,047,291   $20,994   $  0      $1,068,285  $13,223  $  0    $1,081,508   $ 8,223 $ (150)(I) $1,089,581
Interest Expense          458,435     8,259      0         466,694    3,678     0       470,372     3,386   (251)(I)    473,507

                        ---------    ------    ---       ---------   ------   ---     ---------     -----   ----      ---------

Gross Interest Margin     588,856    12,735      0         601,591    9,545     0       611,136     4,837    101        616,074
Provision for Loan
 Losses                    46,891     1,731      0          48,622    1,044     0        49,666        82      0         49,748
                        ---------    ------    ---       ---------   ------   ---     ---------     -----   ----      ---------
Net Interest Margin       541,965    11,004      0         552,969    8,501     0       561,470     4,755    101        566,326
Noninterest Revenues      215,685     1,310      0         216,995    1,918     0       218,913        78      0        218,991
Noninterest Expenses      538,543     8,763      0         547,306    7,985     0       555,291     2,250    427(I)     557,968
                        ---------    ------    ---       ---------   ------   ---     ---------     -----   ----      ---------

Income Before Applicable
 Taxes                    219,107     3,551      0         222,658    2,434     0       225,092     2,583   (326)       227,349
Applicable Income Taxes    73,043     1,235      0          74,278      858     0        75,136       914     28(I)      76,078

                        ---------    ------    ---       ---------   ------   ---     ---------     -----   ----      ---------
                       $  146,064   $ 2,316   $  0      $  148,380  $1,576   $  0    $  149,956   $ 1,669 $ (354)    $  151,271
                        =========    ======    ===       =========   ======   ===     =========     =====   ====      =========
Earnings Per Common
 Share                                                                                                                     2.54
                                                                                                                      =========
Average Common Shares
 Outstanding                                                                                                             59,446
                                                                                                                      =========

   ***   Continued from prior page

See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS THREE MONTHS ENDED MARCH 31, 1994 AND TWELVE MONTHS ENDED DECEMBER 31, 1993 (In Thousands Except Per Share Amounts)

(A) On December 9, 1993, Mid-State Federal was merged into AmSouth Bank of Florida, a wholly owned subsidiary of AmSouth in a transaction accounted for as a purchase under GAAP. Therefore, the Unaudited Pro Forma Combined Condensed Statement of Condition at December 31, 1993, includes the balances acquired from Mid-State Federal, as well as, the necessary purchase accounting adjustments. Included in the Unaudited Pro Forma Combined Condensed Statement of Earnings for the twelve months ended December 31, 1993, is the Mid-State Federal statement of earnings for the twelve months ended September 30, 1993, the last available twelve month period (which is representative of normal operations).

(B) Mid-State Federal's accretion and amortization of purchase price adjustments resulting from the adjustments to fair values are as follows:

                                             Purchase         Twelve Months
                                             Discount     Ended December 31, 1993
                                             (Premium)    Accretion (Amortization)
                                             ---------    ------------------------
   Investment Securities                      $ (4,629)         $    (839)
   Loans                                        (7,707)            (2,578)
                                                                 --------

   Decrease in Revenues from
      Earning Assets                                            $  (3,417)  $  (3,417)
                                                                 ========

   Deposits                                      5,156          $   1,901
   Other Borrowings                              1,293                517
                                                                 --------

   Decrease in Interest Expense                                 $   2,418       2,418
                                                                 ========

   Fixed Assets-Buildings and Land              (1,722)         $     (86)
   Purchased Mortgage
      Servicing Rights                            (378)               (95)
   Excess of Cost Over Fair Value
      of Net Assets Acquired                   (35,619)            (1,781)
                                                                 --------

   Increase in Noninterest Expenses                             $  (1,962)     (1,962)
                                                                 ========

   Increase in Pro Forma Net Income due to 38% taxes                              448
                                                                             --------

   Decrease in Pro Forma Net Income                                         $  (2,513)
                                                                             ========

The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

                     1994 $  (2,324)
                     1995    (2,294)
                     1996    (2,227)
                     1997    (2,258)
                     1998    (2,081)

(C) The amounts for the twelve months ended December 31, 1993 are reconciled with the reported operating results of Fortune for the year ended September 30, 1993 as follows:

                                                         Deduct
                                                         Three          Add Three            Twelve
                                       Year              Months           Months             Months
                                       Ended             Ended            Ended              Ended
                                    September 30,      December 31,     December 31,      December 31,
                                       1993               1992             1993              1993
                                    -------------      ------------     ------------      ------------
   Revenue from Earning Assets         $168,651          $44,648          $38,833          $162,836
   Interest Expense                      97,665           26,431           22,057            93,291
                                        -------           ------           ------           -------
   Gross Interest Margin                 70,986           18,217           16,776            69,545
   Provision for Loan Losses             13,819            5,296            9,168            17,691
                                        -------           ------           ------           -------
   Net Interest Margin                   57,167           12,921            7,608            51,854
   Noninterest Revenues                   9,147            7,920            1,919             3,146
   Noninterest Expenses                  55,430           13,793           15,372            57,009
                                        -------           ------           ------           -------
   Income Before Applicable Taxes        10,884            7,048           (5,845)           (2,009)
   Applicable Income Taxes                1,650            2,991           (2,332)           (3,673)
                                        -------           ------           ------           -------
   Net Income                          $  9,234          $ 4,057          $(3,513)         $  1,664
                                        =======           ======           ======           =======

(D) To eliminate interest expense on $17,044 of Fortune's 10% subordinated convertible debentures which were outstanding during 1993 and were converted or redeemed during January 1994.

                                                Year Ended
                                                December 31,
                                                   1993
                                                ------------
   Decrease in Interest Expense                 $    1,704
   Decrease in Pro Forma Net Income due to
      38% Taxes                                       (648)
                                                 ---------
   Increase in Pro Forma Net Income             $    1,056
                                                 =========

(E) To record interest expense at 7.5% on $145,819 of AmSouth long-term debt which is assumed to be issued in Note (D) of Notes to Unaudited Pro Forma Combined Condensed Statement of Condition as follows:

                                                             Three Months
                                               Year Ended       Ended
                                              December 31,    March 31,
                                                  1993           1994
                                              ------------   ------------
   Increase in Interest Expense                $   (10,936)   $   (2,734)
   Increase in Pro Forma Net Income due to
      38% Taxes                                      4,156         1,039
                                                ----------     ---------
   Decrease in Pro Forma Net Income            $    (6,780)   $   (1,695)
                                                ==========     =========

(F) Fortune's accretion and amortization of purchase price adjustments resulting from the adjustments to estimated fair values, as set forth in Note (B) of Notes to Unaudited Pro Forma Combined Condensed Statement of Condition are as follows:

                                      Purchase             Twelve Months              Three Months
                                      Discount        Ended December 31, 1993     Ended March 31, 1994
                                      (Premium)       Accretion (Amortization)  Accretion (Amortization)
                                      ------------------------------------------------------------------
   Held-To-Maturity Securities        $  (5,437)      $   (544)                  $   (136)
                                                       -------                    -------

   Decrease in Revenues from
      Earning Assets                                  $   (544)    $   (544)     $   (136)    $  (136)
                                                       =======                    =======

   Deposits                              16,143       $  5,381                   $  1,076
   Other Borrowings                       2,932          1,466                        244
                                                       -------                    -------

   Decrease in Interest Expense                       $  6,847        6,847      $  1,320       1,320
                                                       =======                    =======

   Fixed Assets-Buildings and Land       11,093       $    555                   $    139
   Purchased Mortgage
      Servicing Rights                     (614)          (175)                       (37)
   Excess of Cost Over Fair Value
      of Net Assets Acquired           (132,679)        (6,634)                    (1,658)
                                                       -------                    -------

   Increase in Noninterest Expenses                   $ (6,254)      (6,254)     $ (1,556)     (1,556)
                                                       =======                    =======

   Decrease in Pro Forma Net Income due to 38% taxes                 (2,539)                     (489)
                                                                    -------                    ------

   Decrease in Pro Forma Net Income                                $ (2,490)                  $  (861)
                                                                    =======                    ======

    The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

                     1994  $   (3,463)
                     1995      (4,414)
                     1996      (5,367)
                     1997      (6,016)
                     1998      (6,665)

    The Excess of Cost Over Fair Value of Net Assets Acquired is being amortized on a straight line basis over twenty years. The accretion (amortization) of all other items is generally over a shorter period and generally on an accelerated method. Therefore, the expected decrease for each of the twelve months ended December 31, 1994 - 1998 on future net income and shareholders' equity increases each year.

(G) To eliminate interest expense on $1,310 of Parkway's 9% convertible subordinated debentures which were outstanding during 1993 and were converted or redeemed during the first quarter of 1994.

                                         Year Ended
                                         December 31,
                                            1993
                                         ------------
   Decrease in Interest Expense            $  118
   Decrease in Pro Forma
    Net Income due to 38% Taxes               (45)
                                            -----
   Increase in Pro Forma Net Income        $   73
                                            =====

(H) The amounts for the twelve months ended December 31, 1993 are reconciled with the reported operating results of Calhoun for the year ended September 30, 1993 as follows:

                                                         Deduct
                                                         Three          Add Three            Twelve
                                       Year              Months           Months             Months
                                       Ended             Ended            Ended              Ended
                                    September 30,      December 31,     December 31,      December 31,
                                       1993               1992             1993              1993
                                    -------------      ------------     ------------      ------------
   Revenue from Earning Assets         $  5,382           $  1,392         $  1,294          $  5,284
   Interest Expense                       2,183                584              508             2,107
                                        -------            -------          -------           -------
   Gross Interest Margin                  3,199                808              786             3,177
   Provision for Loan Losses                125                 31               25               119
                                        -------            -------          -------           -------
   Net Interest Margin                    3,074                777              761             3,058
   Noninterest Revenues                     520                123              138               535
   Noninterest Expenses                   1,587                390              481             1,678
                                        -------            -------          -------           -------
   Income Before Applicable Taxes         2,007                510              418             1,915
   Applicable Income Taxes                  722                174              144               692
                                        -------            -------          -------           -------
      Net Income                       $  1,285           $    336         $    274          $  1,223
                                        =======            =======          =======           =======

(I) Community's accretion and amortization of purchase price adjustments resulting from the adjustments to estimated fair values, as set forth in Note (L) of Notes to Unaudited Pro Forma Combined Condensed Statement of Condition are as follows:

                                      Purchase             Twelve Months              Three Months
                                      Discount        Ended December 31, 1993     Ended March 31, 1994
                                      (Premium)       Accretion (Amortization)  Accretion (Amortization)
                                      ------------------------------------------------------------------
   Investment Securities              $   (11)        $    (1)                  $    0
   Loans                                 (817)           (149)                     (33)
                                                       ------                    -----

   Decrease in Revenues from
      Earning Assets                                  $  (150)      $  (150)    $  (33)       $  (33)
                                                       ======                    =====

   Deposits                               754         $   251                   $   50
                                                       ------                    -----

   Decrease in Interest Expense                       $   251           251     $   50            50
                                                       ======                    =====

   Purchased Mortgage
      Servicing Rights                   (100)        $   (29)                  $   (6)
   Excess of Cost Over Fair Value
      of Net Assets Acquired           (7,954)           (398)                     (99)
                                                       ------                    -----

   Increase in Noninterest Expenses                   $  (427)         (427)    $ (105)         (105)
                                                       ======                    =====

   Decrease in Pro Forma Net Income due to
    38% taxes                                                           (28)                      (4)
                                                                     ------                    -----

   Decrease in Pro Forma Net Income                                 $  (354)                  $  (92)
                                                                     ======                    =====

    The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

                     1994   $   (371)
                     1995       (390)
                     1996       (409)
                     1997       (428)
                     1998       (447)

    The Excess of Cost Over Fair Value of Net Assets Acquired is being amortized on a straight line basis over twenty years. The accretion (amortization) of all other items is generally over a shorter period and generally on an accelerated method. Therefore, the expected decrease for each of the twelve months ended December 31, 1994 - 1998 on future net income and shareholders' equity increases each year.

                                 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMSOUTH BANCORPORATION



                                       By: /s/ Ricky W. Thomas
                                          __________________________
                                           Ricky W. Thomas
                                           Senior Vice President and
                                           Controller (Principal Accounting
                                           Officer)


Date:  May 19, 1994